UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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 FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 7, 2014

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PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)

+353 1 6040031

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On May 7, 2014, Perrigo Company plc (the “Company”) released earnings for the third quarter and year-to-date fiscal 2014. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The earnings release contains certain non-GAAP measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP) in the statements of income, balance sheets or statements of cash flows of the company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for cost of sales, gross profit, operating expenses, operating income, income tax expense, net income and earnings per share within its earnings release to the most directly comparable U.S. GAAP measures for these non-GAAP measures.

The Company excludes the items listed below in the applicable period when monitoring and evaluating the on-going financial results and trends of its business, and believes that presenting operating results excluding these items is also useful for investors, since it provides important insight into the Company's on-going core business operations on a normalized basis. Adjusted earnings is one of the primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of the Company’s business from period to period without the effect of the non-core business items indicated. Management uses adjusted earnings to prepare operating budgets and forecasts and to measure the Company’s performance against those budgets and forecasts on a corporate and segment level.

Items excluded from reported results and guidance:

Third Quarter Fiscal 2014 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions
•	Transaction charges for completed business acquisition
•	Write-up of contingent consideration
•	Litigation settlement
•	Restructuring charges related to completed business acquisition and for organizational improvements
•	Loss on equity investments
•	Loss on sales of investments

Year-to-Date Fiscal 2014 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions
•	Transaction charges for completed business acquisitions
•	Write-up of contingent consideration
•	Litigation settlements
•	Write-offs of in-process research and development
•	Escrow settlement
•	Restructuring charges related to completed business acquisition and for organizational improvements
•	Loss on equity investments
•	Loss on sales of investments

Third Quarter Fiscal 2013 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions
•	Charges associated with the step-ups in value of inventory acquired
•	Acquisition charges for completed business acquisition
•	Loss on sale of investments

Year-to-Date Fiscal 2013 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions
•	Charges associated with the step-ups in value of inventory acquired
•	Acquisition and severance charges for completed business acquisitions
•	Loss on sale of investments

Fiscal 2014 Guidance

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions
•	Transaction charges for completed business acquisition
•	Litigation settlements
•	Restructuring charges related to completed business acquisition and for organizational improvements
•	Write-offs of in-process research and development
•	Loss on equity investments
•	Loss on sales of investments
•	Escrow settlement

The information in this Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Perrigo Company plc on May 7, 2014, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Judy L. Brown
Dated: May 7, 2014		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)